Supplement dated November 1, 2020
to the Prospectus of the following funds (each, a Fund, and together, the Funds):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Aggressive Portfolio	5/1/2020
Variable Portfolio - Conservative Portfolio	5/1/2020
Variable Portfolio - Moderately Aggressive Portfolio	5/1/2020
Variable Portfolio - Moderately Conservative Portfolio	5/1/2020
Variable Portfolio - Moderate Portfolio	5/1/2020
The last paragraph under the heading "Principal Investment Strategies" in each Fund's Summary section of the Prospectus is hereby deleted.
The rest of the sections remains the same.
The third paragraph under the heading "Principal Investment Strategies" in the "More Information About the Funds" section of the Prospectus is hereby deleted.
The rest of the sections remains the same.
Shareholders should retain this Supplement for future reference.
S-6534-33 A (11/20)